Exhibit 3.2

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

This Certificate of Amendment to Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 10-A, L.P. (the “Partnership”) is being executed and filed by the undersigned general partner under the Delaware Revised Uniform Limited Partnership Act.

ARTICLE ONE

The name of the Partnership is MEWBOURNE ENERGY PARTNERS 10-A, L.P.

ARTICLE TWO

Article Four of the Certificate of Limited Partnership of the Partnership is hereby amended in it entirety to read as follows:

The name and business address of the managing general partner of the Partnership are Mewbourne Development Corporation, 3901 S. Broadway, Tyler, Texas 75701. The names of the investor general partners admitted to the Partnership are set forth on Exhibit A hereto. The business address of the investor general partners is 3901 S. Broadway, Tyler, Texas 75701.

IN WITNESS WHEREOF, the undersigned, the managing general partner of the Partnership and the attorney-in-fact for each of the investor general partners set forth on Exhibit A, by and through a duly authorized officer thereof, has executed this Certificate of Amendment to Certificate of Limited Partnership on this 20th day of July, 2010.

MEWBOURNE DEVELOPMENT CORPORATION, acting for itself and as attorney-in-fact for each of the investor general partners as set forth on Exhibit A

By:	/s/ J. Roe Buckley
J. Roe Buckley, Chief Financial Officer

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

NAME	NAME

RICK H WHITE REV TRUST	RODGER & TERRY SAYYAH TRUST

DONALD JAMES DORR REV LIV TRST	DANIEL G & MARILYN WILSHIN

ESTHER CALCATERRA REV LIV TRST	HERBERT & LEIGH LEMOYNE

SIMMONS REVOCABLE TRUST	JEFFREY Q PARRISH LIV TRUST

EDWARD G & REBECCA A LIPPITT	JAMES J & SHELLY HORVATH TRUST

MARY A SUCHAN REV LIVING TRUST	CURTIS & DARIA COLLETTE

RICHARD D LIND REV LIVING TRST	KENNETH HALVELAND REV TRUST

KEVIN P KERTZ	DAVID R & SONDRA G BEITH

R RUSSELL DARBY	THOMAS PENDER LIVING TRUST

BERNARD E RODELL REV LIV TRUST	GEORGE D & TERESA O HOLLAND

SZWARGULSKI REV LIV TRUST	GARY RIDDELL TRUST

HUMPHRIES REV LIVING TRUST	JOHN & TANDY DEAN

DOROTHY I GOGGIO REV LIV TRUST	ROSALIE LOGSDON TRUST

GARY M & J DELORES NIEMEYER	PERRY FRANKLIN

LINDA A KERTZ REVOCABLE TRUST	GERALD L & ARLENE E SMITH

MICHAEL F SCHUERMANN TRUST	ANTHONY R & SHARON L PACE

BERNICE K TRULOVE REV TRUST	MARTHA ROSE STANLEY

JOHN G MERGNER SR	BRETT & KATHLEEN DABERKO

J PAUL KITCHENS	LINDA MARIX

DIESMAN FAM TRUST DTD 7/21/98	JEFFREY M & BONNY G CLARK

SADASHIV D PARWATIKAR	CLAIR SCHWENDEMAN

VERNON J & BETTY JANE SCHMITZ	TRENT & DODIE HOLMGREN-KAMMAN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

CARL J & JUDITH A MODZINSKI	WILMA C KIMBALL

JANIS A HART REV LIVING TRUST	SUDIP & LALITA ROY

JOHN P CAVANAUGH REV LIV TRUST	THOMAS & DENISE CARR

M J COSTIGAN & C L SEGERSTEN	THOMAS N & MARY M MILBRANDT

TIPPIN REVOCABLE LIVING TRUST	HERBERT NEIDES

KAWASHIMA LIVING TRUST	JOHN D & KAY M VAN RYSWYK

JANEY S WONG TRUST	SUZANNE W KOEBBE REV TRUST

JANET L HARRIS LIVING TRUST	DAVID SULLIVENT

DANIEL F HEY	ROBERT & MARY CHITWOOD

GEORGE TURNER	BLACKROCK ENTERPRISES LLC

MELVIN J JR & SUSAN RECTOR	ROBERT C & DENISE M WRIGHT

MAU LIVING TRUST DTD 4/11/97	CAROL S ALLEN

GEORGE III & MICHELLE COOKE	JOYCE H WEISHAAR TRUST

GEORGE H & JERI A LEVESQUE	DANIEL M ROBBINS

PATRICIA P PETER REV LIV TRUST	LARRY W & CONSTANCE D POWELL

MARGERY M MARSHALL TRUST	DAVID E & TAMMY L WITTHUHN

EVAH B JOHNSON REV LIV TRUST	GARRY KINDER

MILDRED M JOHNSON REV LIV TRST	KAREN S GULLEDGE

VERA LOPEZ REVOCABLE TRUST	GEORGE ROBERT CLUTTS

PAULA M GULLEY	ALICE R CLARK

NANCY M FARMER TRUST	STEVEN A NEWMAN

MELBA JEAN WEHMEIER	TRAVIS G & PATRICIA KAMERICK

MICHAEL T GREEN	TONY L DRUEKE

TERRI J SWANSON	STEVEN L RENTSCHLER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

A ROBERT NEURATH	DANIEL & ROBIN FULLER

BECKMANN REVOCABLE LVING TRUST	LEE ZIEGLER

THOMAS E & JOYCE L NICCUM TRST	ROBERT & SHERRY GRATZ

DONALD L & CHARLOTTE LINQUIST	SARAH M EVANS

LLOYD G & KAREN TURNER	RICHARD A LEADBETTER

LLOYD W BAILEY MD	JOHN J HIGGS

ALVIN M ABE	ROBERT M & SARAH E SMITH

GENE NOWAK	JOHN JANSONIUS

SARA A PARSONS	GERALD D WININGS

CLAIRE E BORK	HARRY BLAIR & MARY SORRELLS

WALTER A BORK	JUNE N DEAL REV LIV TRUST

LOUIS EDWARD SANCLEMENTE TRUST	D YALOWITZ & K KRZYZEWSKI

NICHOLAS DEBENEDICTIS	THOMAS S & JILL C UDALL TRUST

FOGLE LIVING TRUST	RICARDO & THERESA RODRIGUEZ

DINEEN M EBERT REV TRUST	JOHNSTON FAMILY TRUST

NANCY L DORLAC TRUST	STEVEN G & MAUREEN D MAU

JERRY L B YEE TRUST	CRAIG A SHEETS

PHILLIP GRILLO	WAYNE A & CANDYCE SCHERR

RICHARD W PATTON TUA	RICHARD & ANN HUTCHSON

THOMAS & NORMA REILLY	JOHN P & JACQUELYN CARTER TRST

VICTORIA J DORR TRUST	VAUX FAMILY REVOCABLE TRUST

JAMES M STANFIELD	DONALD S & MARIANNE T PICARD

STRUBING HEWITT REV LIV TRUST	DONALD C DIPPOLD REV LV TRUST

PATRICK J & BRENDA CLARKE TRST	RICHARD & LEONA SMITH

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

WAYNE F SCHILLY REV LIV TRUST	STANLEY-FORGE FAMILY TRUST

ROBERT & LING FU WYLIE	MARTIN N & PATRICIA C BUXTON

JEAN KING	MAYER BROTHERS

THE WEST TRUST	LEONARD T WILLEY REV LIV TRUST

HAROLD L & LILA M BUMANN TRUST	BARRY J FITZPATRICK REV TRUST

NORMA J DILLS REV TRUST	B & B CULLEN FAMILY LTD PTRSHP

ROBERT A & ELLA M RUSSELL	JERALD A & AMY L MOORE

DONALD J BEARY	JOHN R & BARBARA A SLABA

JOHN J NESWADI JR	JEANI ANDERSON

CHARLES F & GLORIA BENZIE TRST	DEBORAH JEAN WALLEN REV TRUST

JOAN L SEDLACEK TRUST	CAROLYN G WILLEY LIV TRUST

LORENE A SEDLACEK TRUST	LINDA H DRUCKER

RICHARD B SANFORD	LARRY HOLTZ

ROBERT ROGGE	K RAMACHANDRAN & G RAMASWAMY

JOHN R ARRIETA	SUZANNE C KAROLCHYK

BOB & TINA LAMB	BARNABA LIVING TRUST

DECOSTERD LIVING TRUST	C SCOTT & BARBARA GUTSHALL

GEORGE R HARTNETT	DANIEL UGGLA

R JEFF BORLAND	LEO M DONOHOE

MARCIA J LOESING REV LIV TRUST	LAWRENCE SMITH II TRUST

RONALD & CAROL SCHMIDT LIV TR	ROSICKY FAMILY REV LIV TRUST

JOHN C TORRENCE	LYLE O JR & LETZA B FOGLEMAN

BRUCE B & GABRIELE D CLARK	HAZEL S NISHIMURA LIV REV TRST

KLEFFNER REVOCABLE LIV TRUST	JAMES ACKERLY

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

LJ HANSARD MD & PA HASKELL MD	PAUL D ANDERSON

SUMIKO GUMMERT TRUST	MYRON ELLINGSON

LEE D PENNINGTON	ARLYS B VERDOORN REV TRUST

SUE K & KENNETH KIVETT	JOHN J STEENHAUSEN

A KEN FLAKE	JAMES P RICE

DEAN A HOLLAND	DOROTHEA R BELLOWS REV TRUST

JOHN H TOWERS	MICHAEL P & ANNE COSBY

JAMES GOMEZ TRUST	DIANE F WAMHOFF REV TRUST

PALMER LIVING TRUST	ELIZABETH M WESTERBERG

ROBERT W TOBEY	W E GREINER & JACQUELINE BECK

RICHARD P CARNEY	STACEY L KEAY

EDWARD P MURRAY	GEORGE RICHARD & JANICE ROARK

WILLARD L & CLETA B DIX	WILLIAM W HORN

DAVID M & JANE DICKERSON TRUST	CAUSEN W & KATHY A ANDERSON

GEORGE & LOYD MARILYN WELCH	STEVEN & SUSAN HOROWITZ

BRIAN T HART	CLAYTON FISCHER

WATSON REVOCABLE LIVING TRUST	DAVID & KERRY MANSKE FAM TRUST

THOMAS R SR & DONNA L KRINGS	M MAC & DEBRA K AUSTIN

RICHARD A RENTSCHLER	WALLACE M WAKAHIRO TRUST

BOBBY T LEE REV LIVING TRUST	PETER HANASHIRO

STEPHEN W COLBY	STEVEN A JULIUS

DAVID S HODGES MD	B J STEWART

BRUCE J RAILEY	RAIN OAK CAPITAL PARTNERS LTD

AGNEW FAMILY TRUST	JOHN H YAMAMOTO TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ARTHUR A YOSHIMURA	JOHN P SCOTT JR

PATRICK J CONROY	THOMAS M & BARBARA L QUINN

MICHAEL J POLLEY	V JEAN OWENS TRUST

DAVID GEORGE BASSITT TRUST	RALPH R SARNATARO LIVING TRUST

FREDERICK D & GLENNA ENGLE	GEORGE A & MARLYS L CHURCHILL

MARGARET MCGEE SANFORD	NICHOLAS M & MARY E KLAERS

CHRISTOPHER D & MELISSA K LIND	CHARLES H & SANDRA C THORBORG

ROSELLE SAU HOONG WONG TRUST	STEVE T & CYNTHIA L FROHNAUER

REID T IWAMOTO	JOHN LAING

JAMES R HEROLD	ROBERT W OLSON

JAMES W & ELAINE M BORLAND	G YOUNG & C HIGA LIV TRUST

MARILYN M SUE LIVING TRUST	PATRICIA K BRANDT

ADELE J FINLEY REV LIV TRUST	G YOUNG & C HIGA LIVING TRUST

VERONICA S HARRIS LIV TRUST	ROY KAM SAU CHANG REV LIV TRST

RONALD & JOAN SAEGER	GEORGE S YAMAMOTO

WOODROW W & EDITH WILSON TRUST	KENNETH A HEITT

ROBERT C HARRINGTON REV TRUST	CHARLENE J FURNARI TRUST

NED & SHARON DANUSER	NORMA K MACKAY

DORIS W FINDLAY TRUST	ERIC & LORI EGEA

SARAH P BAILEY	THADDEUS J & MINDAY L FORTIN

LEIGH ANN JENKINS MD	DOLPHINE D JONES

C PATRICK & MARIA C CUNTZ	HENRY A LILE

LEROY COOK	MATTHEW & THERESA SORENSEN

M F LONG II & LISA LONG REV TR	JACKIE GLEN & MARY D TRENT

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

RHODES REVOCABLE LIVING TRUST	ARTHUR H LOEBL REV TRUST

JOHN R SCHUENEMANN	BARBARA GAROFALO

WITTHAUS FAMILY TRUST	STEPHEN K WINTORY

JAMIE L VILLEGAS	BEVERLY SCHAMMEL-SPENADER TRST

FANE S DOWNS	VIRGINIA R MINARD LIVING TRUST

ROBERT C & MARY A DAVIS	ROBERT E & DIANE A FRYE

WILLIAM F MARTIN	2002 SUSAN E BLAND TRUST

ZUMMALLEN LIVING TRUST	ROBERT L SCHIFF

DR RONALD H KOHLMEIER	FLORENCE M MATSUMURA

CAROLYN R SANDVIG	KENNETH C & MITZI L MERCHANT

RAY H II & JANIE G WRIGHT	PATRICE STEPHENS

PATRICIA P BAILEY	MARLEAH LESLIE

DIANA GARZA & BRANDEE SANBORN	JUDITH L BRUGGENTHIES TRUST

VAN A NIEMELA & NANCYANN CROWE	ALDAS P NARIS

WHITLOCK FAMILY LIVING TRUST	CLAY HINRICHS

MARTIN NORWITZ	KIMIKO E & JOHN H YAMAMOTO

JOAN S NORWITZ	ROGER BOWERS

SAUNDRA A ROHRER REV TRUST	ALLISON STEELE REV TRUST AGMT

JOYCE C MITSCH	KELLY FAMILY TRUST

J C JAMES COOK III	STEPHEN KELLY

JAMES R DAVIS	WILLIAM M & JOAN M ROBERTS

MICHAEL & DAWN CHITWOOD	SHARON LYNN JOHNSON 2006 TRUST

MARY B & PAUL A LAZARE	STEPHEN J KNEELEY

DR JACKIE PUJOL	PAUL H FRITZKE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

MCINTOSH FAMILY TRUST-2005	JAMES R CARLISLE

ROGER FRICKEL	JAMES S & NANCY A VERHEI

ROLAND & LUANNE BERGSTROM	CYNTHIA FLYNN

SIDNEY FLEISCHER	CLAUDIA J WRIGHT TRUST

WILLIAM R TROEGNER	JAN R HARDCASTLE LIVING TRUST

RICHARD M LOWENSTEIN	RONALD J SALERNO

JAY H JONES	JANET M ERNST

EMORY L MOORE	JOSEPH J & BERYL STINE

STEPHEN J & JO E SCHAAF	BIERMANN FAMILY TRUST

GERALD W & MARY ANN ALLEN	DONALD JOSEPH GUTER TRUST

HELEN RULEY	DANIEL STAHL

LINDA SANBOR MCCARTHY	WILLIAM F & ARLINE C ELY

ROY I HIGA LIVING TRUST	DALE KATT

NORMAN R STRICKLAND JR	TIFFANY M FRAZIER TRUST

MARTY GAWLAS	MARZULLO ARMSTRONG FAM TRUST

JOHN T PEISTRUP REV TRUST	WILLIAM RADFORD

DOUGLAS J & JACI L TERPSTRA	JIMMY & MONICA DUNLAP

MICHAEL KITASHIMA	WILLIAM PURCELL &PATRICIA BELL

JOHN D MICHAELSEN	JERRY C LONG

ROBERT C MAYER MD	WILLIAM E & ELIZABETH WALLACE

TERESA V MITCHUM REV LIV TRUST	RICHARD I BROUGHTON

FRANCIS L PENRY TRUST AGMT	SANDRA C MILLER

DEANNE W L HO	RICHARD & SHIRLEY POTTS TRUST

LAWRENCE M T CHEW	DAVID C & MARY SWAIN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

BINDLER LIVING TRUST	ROBERT STEWART

DOUGLAS S & GAYLE R HERBERT	ROBERT & JANET GOLDSBOROUGH

SCOTT & SARAH FREEDMAN	GEORGE W GOODWIN

SCOTT BRAYTON	KURT W & SUSAN K WHITESELL

DAVID L JR & DONNA T MAJCEN	JOHN W RANKIN

MARVIN & RUTH HIDDLESON TRUST	TERI F & JEFFREY S MILLER

SAUL & NANCY PILCHEN	NANCY S BOLES

JOSEPH P & TONI M FINCO	WILLIAM & MARY ELLEN SCHUMANN

STUART & NANCY H MILLER	JOSEPH W & NANCY E ATKINSON

JACK & SANDRA PENDERGRAPH	MARY ELLEN SCHUMANN

RICHARD A ALLBEE	LYNNE KALATA

PHILIP R & CATHY L WEBB	FRED & BEVERLY OLSON

WENDELL P HUMMEL	ALSTON W PENFOLD

CRABTREE ENTERPRISES LLC	DONALD & CYNTHIA SMYERS

STELLA M RUGGIANO	ROBERT L DUTTON TRUST

JOHN & PATRICIA GLIDEWELL TRST	RUTH J MISCHNICK DEC OF TRUST

TONY K STEWART	MURRAY P III & KAREN V STOVALL

BRUCE M & EIKO H BARRETT TRUST	MARION ELLIOTT STARKS

CHARLES W FOWLER	EDMOND L SMITH

WILLIAM W & JACQUELINE SPROUL	MARK A & JERI O OSTREM

BROWN FAMILY LIVING TRUST	RICHARD M & CYNTHIA J SMITH

JESTER FAMILY LIVING TRUST	KARA T VIG

RAYMOND J BUTTSCHAU TRUST	GUY E NICHOLS

PHILIPPE VEETERS & M MAASSEN	ANGELL FAMILY REV LIV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

TRUDY E KEANE REV LIV TRUST	JAMES G & DEBORAH S BALASCHAK

MUNSTER FAMILY LIVING TRUST	MELVIN L & NANCY E VANDERWIEL

ARTHUR T & LUANN A SABOUNJIAN	STEVE & SHARON MENTESANA

JOAN M WELTZIEN	LARRY R & JUDY K FOX

DAVID A HENLEY	MICHAEL A JAMES

DAVID G BASSITT REV TRUST	ANN E SCOTT REVOCABLE TRUST

ROBERT W ALFINI TRUST	ROBERT E FROMM SR FAM TRUST

MARY LOU ALFINI TRUST	DON L REESE REVOCABLE TRUST

CHARLOTTE LEE	TAYLOR FAMILY TRUST

DR HARTLEY POLASKY	BIG SKY SOUND INC

MAGRID WICHERS	WILLIAM ASHLEY & TERESA PETERS

WAYNE & SHARON PASCHALL	ROBERT B & MARCIA J BARNES

RICHARD C GAGE	DAVID L & DEBORAH A DAUGHTERS

PAUL J & SUZANNE K D’ORAZIO	JOSEPH T & SHARON W EMRICK

HILL-CURRIE FAMILY TRUST	E DAVID & BARBARA E KING

ERNEST E OR ELIZABETH J LESTER	TERRANCE & ROSEMARY GREENWOOD

BARBARA P CHAVATEL	GLEN B DUNBAR III

JOHN W & ELISABETH HORVATH	TRESTLE CREEK STORAGE LLC

CECELIA ANDRES	R BRIAN MITCHELL

WINIFRED S & DONALD E WOOD	ROBERT B HARDCASTLE LIV TRUST

BARRY F & SUSAN M OSWALT	RICHARD A & MARY ANN NICHOLS

JANIE T & ROBERT P SELLERS	SANDRA BLACK

NANCY HEDRICK	MARENGO-ROWE LIVING TRUST

D ALEX HICKLIN III	ROGER & A VIRGINIA RIEDLEY

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

EUGENE F HOLLAND SR	LANA LINDSTROM

CLAUDIA B HUBBARD	DAVID A WENTZ

EMMETT & MEI LI KINNEY	KENNETH E & SUZANNE M RIEPE

GEORGE J JR & WINIFRED GILLEN	BURDETT & SUE JOHNSTON

ROLLA G HENRY NON-MARITAL TRST	LOUIS RIVERA JR TRUST

ROBERTA S PADGETT TRUST	JOSEPH PETRINGA

JEROME E & JOAN R SMOLA	DONALD K & LORNA I NAKASONE

WILLIAM & CHERYL SAALI	LEONA L WESTROM TRUST

WILLIAM W SPROUL	RONALD L WESTROM TRUST

GARY W MAZUREK	SANDRA L GRIFFITH FAM TRUST I

ISAAC & SHOHREH YOMTOOB	DALE G & SANDRA L GRIFFITH

WESTFALL REVOCABLE TRUST	JAMES W SCOTT

RAUL N & SUSAN CALVO	JOHN & ERIKA DAVIS

ROBERT J & CATHERINE HEINSOHN	THE HAM FAMILY TRUST

SUPPAN LIVING TRUST	JOHN G & MARY K HABERLE

DONNA L HARVEY	LINDA S OLSON BIERI REV TRUST

DONALD C TEMPLIN	MICHAEL S FLOM LIVING TRUST

ELLINGSON INVESTMENTS LLC	NANCY M & JOHN J WIRICK

BRADLEY & KIMBERLY HAWPE	GARY RASMUSSEN

JOHN C HARVEY	GLENN & LYNN BAUMERT

ALAN D CHERRINGTON	LEON & WENDY LADERACK 2008 TRS

FREDDIE E MD & BARBARA WILSON	JIM & SYLVIA NOBLE

JAMES P KNUST	HERRING FAMILY LIVING TRUST

MICHAEL L FRITZ	STEVEN KREITMAN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ROBERT W & JOYCE M TRECARTIN	MARY & WILLIAM TWELLMAN

ROBERT A WOHLMAN	L DON MARCINKIEWICZ LIV TRUST

GRAEME M & LINDA A CASE TRUST	SEVERANCE LIVING TRUST

DOUGLAS J SHILLIDAY	DANIEL & GAYLE DECKER

LEONARD & CORINNE BICKMAN TRST	MICHAEL J & MARGARET FILINGERI

TED HASSELBRING	MICHAEL J & MARGARET FILINGERI

JARVIS ANDREW KEEL JR	THOMAS & LINDSEY SAMANIC

ERIC CUMMING	THURSTON JOHNSON

MARC R & MARIANNE SPORTSMAN	ANNE AYNESWORTH

GARY DE JONG	CHRISTIAN & ANNE FROERER TRUST

MAX & ROMA MILLER	JULIET DANZIG REV TRUST

SPENCER & MARGARET GRYZ TRUST	HARENDRA NATHOO

MARK & BETSY BASS	DR SYED I ALI

JOHN & JOANN CAHILL FAM TRUST	MEHREEN SIDDIQUI

N FRANKLIN REEVES	DR SHERALI GOWANI

GUANGHUA LIN & ZHIBEL YANG	PYARALI UMATIYA

JAMES T SPEIRS RLT	THE SCOTT FAMILY TRUST

NORMAN RANDALL REEVES	DAVID A & LORI J ATHERTON

SCOTT REEVES	NORBERT & THERESA BRUSER

MARY LEIGH ARMSTRONG NEIL	JERROLD & RUTH SCHLEGEL

PATRICIA YODER & ROBERT WISE	CHARLES AMENTA

PATRICK A O’LEARY	SUSAN S PAONI

WILLIAM CASAGRANDE	JOHN & SHARON ROSCHAY

LOUISA W RUCKER TRUST	CAROLYN P HARTLEY

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

RUSSELL D & WINDI B VERNER	GARY G HARTLEY

CHARLES E & MARY K WALKER	FRANK J ABRAMS JR TRUST

NICK HATZIS	BARBARA M BROWN

WILLIAM B HUBBARD	MISTY E MAY-TREANOR

GWENDOLYN J SCHARP	RUTH M SHUCK TRUST

HENRY J POLLEY	FRANKLYN G & LOLA MAPES TRUST

MICHAEL M MACAULAY & JENNY SUN	ARTHUR & DIANNE ANDERSON

LYNNE SCHROEDER REV LIV TRUST	DIANE M TOGAMI REV TRUST

OLIN R PAINTER REV TRUST	CALVIN & SHIRLEY RUSSELL

ANITA C DAVIS TRUST AGMT	FRANCIS & CATHERINE DECKER

BRANTLEY T & HARTLEY G ONLEY	MAX & SYLVIA SOLOMON

RAYMOND L FLAKE	SHAWN F & ALYSON D SCANLON

GARY L & SHIRLEY J MATHES	BRIAN P WENTZ

RONNY & KAREN POPE REV TRUST	VERNON JACKMAN COOLEY TRUST

NORMAN W & NIKKI L BENSON TRST	JOSEPH HORTON

PATRICIA MCGRATH LOTT TRUST	JOE E MAXWELL

PAUL & AMANDA BROWN	WILLIAM D KLEIN

LINDA BOBO	LYNNE C RYAN

JEFFREY A LIGGETT	DIANNA JAQUA REV LIVING TRUST

PFEIFFER-BENET FAMILY TRUST	JOHN F & VALERIE E CARDARELLI

JOHN M & DEBORAH L GENTRY	MARY E & DONALD C DIPPOLD

GERALD R RUPP	JOHN J & NANCY M WIRICK

WILLIAM N ENGLE	DAVID A & ANNE M VERHELST TRST

SUSAN M LOWENSTEIN	ALAN MACKOVICKA

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

RONALD CARTER FAMILY TRUST	STANLEY & LIFSA SCHACHTER

THOMAS L & MARY C HEYOB	SHARON SCHORR

THOMAS M & MICHELLE LADD	AMY G CHAUVIN

ANITA KUSS	RONALD E WILSON TRUST

DAVID K ENDO TRUST	KATHRYN R HOLCOMB TRUST

GEORGE R HIGDON	CONNIE MORRIS LIVING TRUST

EMMETT B FORMBY	ALLAN MOREIRA REV LIV TRUST

DONALD & MARION BAER TRUST	SANDRA Y S YAP

DAVID A & JEAN SHURTLIFF	DONALD W C CHAI LIVING TRUST

RALPH F HALL	THOMAS J HOON

CANDACE HERBST	DONNA SLATTERY

DAVID H FRANCISCO	YOUSHENG ZENG & QUAN WANG

BRENT G & KRISTIE L BOEHRINGER	INNE LEE JOONSAR TRUST

SANDRA L PAGE	JOHN H & HARU K POTTHOFF

LYNIA BAILEY	BRADFORD H BODLEY

DOERING FAMILY REVOCABLE TRUST	BAUGH FAMILY REVOCABLE TRUST

JON H SCARPINO LIVING TRUST	RICHARD & KAREN ROWE

MARK H & BEATRICE O COELHO	R KENNETH & KATHRYN E BOWERS

DIANE LEWIS	DAVID & NANCY TEMPLETON TRUST

JOSEPH FRANK & JOAN GLICK	BRADSTOCK REVOCABLE TRUST

DAVID T & KAREN KURIHARA	CHRISTINE L MCKENNA TRUST #1

SANDRA DALEIDEN	BARBARA J CLARK

MCKEE FAMILY TRUST	DANIEL BURKHALTER / S CORRIGAN

ANDREA M FOLTZ	LAWRENCE E & SUSAN SANDE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

JAMES W ALLEN	BRITTAIN FAMILY TRUST

DEAN J & JAYNE A HONEY	KNOWLES FAMILY TRUST

JEFFREY D HIBBERT	FRED P HERNDON

DEBRA E WINDHAM REV TRUST	PETER T KAM

JOSEPH H & MARCIA A HERNICK	RONALD W OAKLEY

DAVID J LINDSTROM REV TRUST	RONALD A SCHWARZ

ERIC A LANGE	WILLIAM B MCBEE

DAVID G SUCH	RICHARD L & PAMELA K AHLERS

MATTHEW D BEALS	KENNETH A & KAREN A BASILE

DENNIS S & GLORIA SIROSKY	KYLE E PASTERNAK

BRENT V RASTETTER	JAMES F & CHRISTA H JAHNCKE

DAVID W ELLIOTT REV TRUST	MARYLN L FARQUHAR

JOSEPH & LIZETTE PETER FAM TRS	JOEL & HEATHER BIRCHMAN TRUST

CRAIG S GRAHAM	KENNETH HARPER

GAZDIK FAMILY TRUST	NANCY MEIER

DAVID J HICKS	ARTHUR J HERMES

WILLIAM W & DIANNE S HANSEN	SUSAN W & STANLEY W SUCHMAN

MAYNARD NELSON	WALTER & PAULINE J CHIDESTER

EDWARD J & ARDIS N NAZER	GREGORY RANDALL

JOHN BICKERMAN	DONALD & BORGNY JENSEN

STANLEY J & SUZ-ANN KIRBY	STEPHEN A & CHRISTINE IGNOFFO

THOMAS E DURKIN TRUST	ROBIN K MYERS

CARLA DICKMAN LIVING TRUST	TIMOTHY A REINHOLD

CAROL L LADY TRUST	JAMES & LOUISE HORIO JNT TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ANDREA T FRAZER LIVING TRUST	JOHN EMERICK JR

ROBERT L SCHROEDER JR	STEVEN T MANNING

BETTY M HONBO REV LIV TRUST	MARTIN H Y WONG RE LIV TRUST

FREDRIC NORITAKE & P NOLIN	RUTH R HASHISAKA

ALVIN & CYNTHIA STIGGE REV TRS	JEFFREY R & GRETCHEN STREETER

MARILYN J LINTON LIVING TRUST	MICHAEL WILLIAMSON

DANA L SCHMELLER REV LIV TRUST	EVERETT E & STEFANY R SPITZNER

PATRICK E DOUGHERTY REV TRUST	ROBERT & DORIS AKERS

BILL KINGSBERY	J WAYNE & VIRGNIA M HOWARD

ALLAN B & ANNETTE GROSSMAN	ROBERT D & BONNIE L ROSE

TIMOTHY E POWERS	WILLIAM R WILSON

R SCOTT HOPPE	WILLIAM E B BAHRE

HARRAL REVOCABLE TRUST	JAMES W ELDRIDGE

HAZEL HOUSTON TRUST	ANTHONY C ROUNDS

EVERETT J MAY LIVING TRUST 2	HADI D REZAZAD

RICHARD L & DORIS A BROWN	JORGE TORRES-CARTAGENA

WALTER J BELANGER TRUST	ZERRUSEN FAMILY TRUST

ERIC & BENNETH STAFFORD	KENNETH A HINKLE

RANDALL L TALLENT	W MICHAEL & CAROLYN T VALE

HELOISE L POVEY REV LIV TRUST	THOMAS E KUENNING JR LIV TRUST

JACK R & WANNELL T ENGLISH	EDWARD BLAKE HARRISON

DOUGLAS MASSINGILL	NANCY WIEBE

HOWARD CORBETT	JOHN & LINDA WATKINS LIV TRUST

ROBERT & ELIZABETH FITZGIBBONS	TYNDALL INVESTMENTS LLC

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

SARA G SMITH	SHARON REDD

ALVIN J JR & ELAINE M DENNIS	LEEROY LAURIDSEN

ELIZABETH M BIESTEK TRUST	JOHN D & MARY J TALAGA

JSG REVOCABLE LIVING TRUST	MARK E BLUM

SANFORD T & DOROTHY WARD	ROBERT P & HARRIETT M LOWETH

HEIDI E KOIZUMI TRUST	JANIE D PATRICK

GEORGE TAMASHIRO TRUST	WILLIAM COE & NANCY AXELROD

ERIC KVICK	KENNETH & JOYCE BRANCH

MICHAEL W SCOTT LIVING TRUST	GEORGE J DACRE

DARRELL & SUE HINSON	THOMAS L TWOHEY TRUST

2008 SHACKELFORD FAMILY TRUST	CHIAN FAMILY LIVING TRUST

ERWIN C & ELAINE USHER	ROBERTA SUSAN SCHOEN TRUST

ROBERT W ARMSTRONG	JEFFREY W & TAMARA L BAKER

WINSTON B & GLORIA ROSS	ROBERT D & SUSAN M SAWHILL

NANCY L GASHO FROMM LIV TRUST	EDDIE D & JOYCE M HEWITSON

VICTOR N SOLT	LAURA & BRIAN MICHAEL

ERIC H MELENBRINK	DAVID WHITMAN

HAL H JOHNSON	DELWYN HARNISCH

KATHERINE YOUNG	TODD M & SHARI K ANDERSON

CHARLES B BOYD	W JAMES & BERNICE WOOLSEY

DONALD & BARBARA MOORE	HENRY JR & MARY M S CROMMELIN

PATRICK E & LISA A MCALEENAN	FRANCIS W & CAROLINE N DANA

ANITA B MARKWARDT	RICHARD J & CYNTHIA A DOMANN

JOSE M JR & ROSEMARY SUMAJIT	JAMES D & PATRICIA BUCHANAN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

HURT FAMILY TRUST	RICHARD E & MARY G CHAUMIER

JOYCE E STENSRUDE REV TRUST	ELIZABETH ANNE BURT

SAAR TRUST	MIMI BENG POH YOSHIKAWA

PHIL & DEBORAH MAIESE	BARRY & CARYN DANOFF

NOVIL INC	ERIC BOND

BARBARA J B WHITNEY	MYRA GOLDSMITH

NANCY G KRCIL REV LIVING TRUST	J STEPHEN & MICHELLE RYCHLY

TOMMY J & MICHAELYN CLARK	TERI G FONTENOT

RUSSELL WALKER	MICHAEL & CHERRY SCHURTZ

MARY F MOELLERING REV LIV TRST	DIANE M PORZONDEK

KIMBERLY K DRAKE REV LIV TRUST	ROCHELLE & MICHAEL PLENKOVICH

JOAN H ERICSON REV LIVING TRST	MICHEAL W & JACQUELINE MALOUF

COFFIN FAMILY TRUST	CALVIN C & DOROTHY BROWN

MICHAEL & MARY GEORGAROS TRUST	CLARENCE E MCKINNEY

MCGRADY & DELMA J ANDERSON	FRANK SZCZECHOWICZ

CZYSZ LIVING TRUST	ERIK LERNER TRUST

JOHN R & MARY N LAYTON	THOMAS & LORRAINE ETHERTON

DOROTHIE HALL TRUST	ADRIAN C HARRIS

JOHN P & TAMMIE L GINGAS	BRUCE FLOWERS

JOHN G GAFFNEY	SCOTT & DEBRA KURETH

DOUGLAS E & PENNY A KEUTHER	TOMMY & SUSAN CHACKO

BARBARA COSSARINI LIV TRUST	BRADLEY FAMILY LIVING TRUST

HOFFMAN LIVING TRUST	WILLIAM N OTA

FRANK J RUFFINO LIVING TRUST	RICHARD HEWARD & WENDY KOUBA

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

TODD J & LISA J ABEL	MAURITA HADEN

TILTON FAMILY TRUST	SHARON M LEE TRUST

ALAN H TERAMURA	KEVIN S KIMURA

GLENN S SUEYOSHI	TIFFANY III & VIIU LAWYER TRST

REEGLER FAMILY TRUST	DUDLEY W A CHANG TRUST

MARY KATE WALKER	DAVID A BUMANGLAG REV TRUST

THOMAS W & DIANE T KEOGH	PAUL & JENNIFER COBB

EDWIN C BRUMMELS	JOHN & BONNE TAYLOR TRUST

LANDIS REVOCABLE LIVING TRUST	THOMAS SALERNO

SHARI POLIQUIN	DENNIS J & BARBARA M BAKER

KEVIN J & BEVERLY E BOHRER	RESIDUE RECYCLING INC

HARTLEY SCOTT FORSBERG	JAMES R & BARBARA PIPER

RAYMOND F LIPPITT	MARK S CHMAR

WAYNE STANIEC TRUST	ECKHARD B & BARBARA BAUMUELLER

F GARY CUNNINGHAM	PETER L MULLER

JOSEPH A GUALDONI LIVING TRUST	JAMES M & PATRICIA A LONGLY

CURTIS A DELEGARD	ROBERT J OLSON

P M SCHREIBER & G MAIDENBAUM	SUZANNE H YOUMANS LABRIT

BRIAN K C KAU REVOCABLE TRUST	GARY & DIANNE STITZ

EDWIN E DICKAU	ROGER & BETH SCHROEDER TRUST

JANET RUTH ANDERSON	KENNETH J CAVANAUGH

YANDELL FAMILY LIVING TRUST	MELVIN S KAKAZU

LYLE HEISS	DAVID A BATENHORST

SUZANNE E MORSE	CHARLES A SHIDER REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

MELISSA M GREER	WILLIAM ZIMMERMAN

SAM C FORD	JONATHAN KLEIN &JENNIFER SNELL

ALFORD L & JANET E STEPHENS	KEVIN FOURNIER

NEIL C & D JANE TAYLOR	JAMES D & JUNKO Y DOMINGO

MICHAEL P & BRENDA RATKIEWICZ	BARRON P HALL

BEVERLY PATRICIA S MILLER TRST	ARLENE L FRAILEY LIV TRUST

JOHN & KIMBERLY RAYBOULD TRUST	WILLIAM DAVID SCHROEDER

RADCLIFFE FAM TRUST DTD 2/5/98	THUY NGUYEN

PATRICK H KENNEDY	JOHN & SUZANNE NICHOLSON

RICHARD M KOBDISH	JOHN G & YVETTE HAEBERLE

DONALD LUTZ REVOCABLE TRUST	QUERY FAMILY TRUST

DAVID J & HAZEL M RICHARDS	THOMAS A & MAUREEN M CIMINO

JOE CAMPBELL	KEITH L TOMJACK

JOHN & JUDY WICK	GARY A FRICK

KEITH C & LYNNE M VALENTINE	ROBERT L RORY LIVING TRUST

ERIC A SHELDAHL	ROBERT G & BONNIE F DODD

NICHOLAS J CALIO	ILEEN L KLEIN REV LIV TRUST

TY & ANGELA WIGGINTON	PERRY R & JULIE M BEST

ROBERT H HOH TRUST	ZUL & NASIM ABBANY

DIANE J & GREGORY P HOFER	RUTH A GOODSON

SHIRLEY C SNOWDEN	ROBERT A DEE

JAMES & LISA O’NEAL	THINH & MARISA NGUYEN

HAMILTON LIVING TRUST	LINDA SUSAN MISTYSYN LIV TRUST

DR VINCENT JOE	SHIMABUKU FAMILY TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ANDREW KORCEK	WESLEY W CHING REV LIV TRUST

TERENCE HANLEY FAMILY TRUST	PAUL E LABBE REV TRUST

JOHN A III & CYNTHIA A SECRIST	MARIANNE H GICK TRUST

ROBERT T BALLANCE	RICHARD C & DIANA BURNHAM

MARY B & JEFFERY K WIRTH	GILES M LITTLE

BYRON & JANA RAE OLIVER	MARTHA FUNNELL

KAREN C & TIMOTHY SHAFFER	FREDERICK MADSEN & K CARTER

CHRISTOPHER R SARTORI	MICHAEL D & ADA N ADAMS

CHARLES BREWER FISCUS TRUST	MARTIN P OWEN

ROBERT CLAYTON & S J FREDRICK	RAMZI N & NICOLE SEIKALY TRUST

JOHN E HEILSTEDT LIVING TRUST	GEORGE R GRANT

KLIER FAMILY TRUST	CASE & KARLA DEBRUIJN

MICHEL D & VICTORIA L CLIFFORD	WILLIAM E MIDDLETON

JOHNSON-MORENO FAMILY TRUST	PIERRE ALFRED

FREDERIC E & DEANNA M WANZEK	GARY B & BENDA DAVIS

TODD & TINA LIBERTO	DAVID E & REBEKAH J STEFFEN

RICHARD H FITZGERALD LIV TRUST	ROCKLIN REDDING LLC

ANTHONY P LOPRIORE	RALPH & ROSALINDA ADAMS TRUST

CUMMINGS FAMILY TRUST	JAMES H & CAROLYN J VAUGHN

SHERENE HUNTZINGER	LLOYD PAUL BURNSIDE

GARY L & HARRIET L PECK	ALFRED E KOHLMANN

ZELPHIA MERKEL	CAROL A BROWN REV LIV TRUST

DAVID & DIANE CHARLTON	LOIS ANN BARKLEY

BRUCE J & JACQUELINE A KELMAN	BETTY VASILAKOPOULOS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

RICHARD S BURTWISTLE	DARREL BUCHWALD/PAUL GARRETT

GERALD DEE CAMPBELL	JAMES THOMPSON/MARYANN BRANDT

CHARLES & SUSAN BROWNING RLT	EULA MAE LIPPITT

NELLANETTE ARAKI	CLINT & SUMMER BARMES

SCOTT & PATRICIA MEDEN	DONALD & RUTHIE SCHULTZ

SAMUAL CHAPIN & LORETTA SOFFE	SIGURD M HOPPE PHD

JAMES & MARIE LINTON	DOUGLAS L JONES

ANN MARIE NEWMAN	DAVID FIORE

SHUN HING V CHAN	DEAN A BEAVERS REV TRUST

THOMASINE L GISSEL	DENNIS L & SHERYL A MULDER

JAMES & AMANDA SAFKA	LARRY N & ROBIN T PEVNICK

JASON B YU	GREGG A & WENDOLYN L SMITH

PAUL R & SINA M I PRADEL	SUZANNE W CHANDLER

LARRY E PAUL	JANET L DENNINGS TRUST

BLAND LIVING TRUST	STEPHEN F & SUZANNE T RAMPONI

PAUL & PAMELA BUMANN FAM TRUST	MD STRONG LLC

JOHN A & BARBARA K BEILFUSS	MARK L & PATRICIA W SCHAEFFER

JOHN & MAURA MCDONALD	KIMURA FAMILY TRUST

ALAN R KING	JOHN & DENISE GANDIS

RICHARD J AMBROSE	THE MELIS TRUST

SHELLEY M & KATHY C BOWLES	ROBERT & DAVID CAURDY

DAVID M SILBERMAN	DAWN D IMPELLIZZERI

KEITH D & NANCY B BROOKS	BILL & KATHY BEZANSON TRUST

RICHARD & JEAN MCINTOSH	BARTON L & CARMELINE H HAKAN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

JAMES L RATHBUN	ROGER & JUDITH VOGEL

GREGG A KOLDENHOVEN	TIMOTHY F & VALERIE P WILLIAMS

ELDORA L CHANG TRUST	FRED & CAROLYN SPENCER

DAVID & DIANE GRUBBS REV TRUST	SHEA & RUTH ROOD

JIM K & DOROTHY C LITCHFIELD	CHERYL MAYER & DENNIS KLEBBA

ROBERT W NEILSON JR	BRIAN J FLEMING

KEVIN T CRAFT	K KAUFFMAN TRUST

CHARLES E SHELTON JR	LESLIE S & LEONA M K CHINEN

NANCY M CLAYTON	ROBERT & JOYCE BORNEMAN

COREY C CONRAD	VAONA P HARTLEY LIVING TRUST

UNGREN LIVING TRUST	PENNY L PARKS

JON R & PATRICIA ALEXANDER	ANGUS FAMILY TRUST 1997

DOUGLAS E ZIMMER LIVING TRUST	MULROY LIVING TRUST

THOMAS W HENSON JR LIV TRUST	ROBERT MCKIBBEN

DALE E & NANCY G JONES	NGHIA NGUYEN & DATHU DOAN

C PHILIP THOLEN 2007 TRUST	MARGARET SCHROEDER HVIZDA TRST

PAUL LEON TRUSKEY TRUST	PATRICK BRAY & BETTE BONDER

DARRELL L HARTLEY	MICHAEL STANIEC TRUST

SCOTT & SHANDA BICKELHAUPT	ROBERT & SANDRA IVERSEN

MAXCY III & PATRICIA NOLAN	PATRICK S & KATHLEEN MATHEWS

CHARLES L & KATHERINE L BOWERS	ROBIN M NISHIMURA

MARINELLA & CORNELIUS VAN HAL	SANDRA K IRISH

TERRY C & LINDA S HORNUNG	WILLIAM D MAHER

DEBORRAH F & DANIEL VANDIGO	STEVEN W LEE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

HAL L GREEN MD	RICHARD J GREENWOOD

THOMAS A & EDITH NANICK	PATRICIA E XANDER

JANICE MARIE SOCHA-OLIS	MICHAEL H & JUDITH A HARDMAN

ROSEMARY MOFFETT	BEVERLY A NOE

ROBERT Y BAIR	JERRY L & MARY BAIRD KRAFKA

C EDWARD DAVIDSON	LAVERNE J & JUDITH A WEBER

GREGORY & RENESSA FONTENOT	JOSEPH G & LAURA G MAHAFFEY

KAREN J JACOBS	J W WHITMORE TRUST

SHARRON S TROLLINGER REV TRUST	ALLEN KRONICK

DELORES A STOLTMAN	RUTH ELLEN BEAN LIVING TRUST

ROBERT C HUBBARD	STEPHANIE D BARKELEW

JOHN & DIXIE DICKMEYER	KARIM POONAWALA

FRANK S SMITH	JONATHAN R & TERESA M AGRE

TOM & ANITA SZCZUREK	STEPHEN T & SHARON M WARNER

TODD & SUSAN BLACK	PETER D WENDELL

SHEILA B FLYNN 2006 REV TRUST	MICHAEL A COGDALL

LAURA G SHEPPARD	KENNETH BROUGHTON

MCNEAL LIVING TRUST	CHALBOURNE R & ERIN BRASINGTON

LAWSON FAMILY TRUST	DOUGLAS HEFFNER

CHARLES P & CONSTANCE P BROWN	GARY & JUDY MEYER

JOHN P & LINDA K CHEMALY	LARRY & VIOLETA JANOLINO

JAMES R & DENISE HAVLAN	ROBERT BORNEMAN

MCCOOK-MCWILLIAMS FAMILY TRUST	RICHARD L & CHUMNEAN JOHNSON

ROBERT SCHELD & HUGH BAILEY	JOANNE S GEIST TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

JUSTIN & KIERSHA WHEELER TRUST	MICHAEL B & KRIS A HANSEN

JOHN & KAREN NELLIST TRUST	DR MARK E & CAROL S LIPITZ

PAUL & JILL GILLARD TRUST	PATRICK T & HEIDI A CARNEY

RICHARD F & BETTY J BURBAGE	ANTHONY & SHEILA VICTORINO TRS

PAUL C LAGUE	KIRK D PETERSON

DANIEL J FITZSIMMONS	TIMOTHY & FRANCINE ROTY TRUST

GEORGE H JR & JANE O CAIN	WILLIAM & MARYJO MASTERSON TRS

RICHARD E & MARGARET E JENSEN	MASARU W & CLARA S NAGANO TRST

PHILIP HOLLYER LIVING TRUST	ROBERT T MATSUWAKA TRUST

MICHAEL & CAMILLE BIANCO	TAMIKO Y BROMS & JOHN YAMAMOTO

CUNNINGHAM REVOCABLE LIV TRUST	EMILY P Y NG

BRIAN CHOU & KATHRYN REID	DEBORAH B SCOTT

CHRISTOPHER J ELLERBROEK	JAMES E TODD REV TRUST

JONATHAN D WARREY	THE HEBBE FAMILY TRUST

SHERMAN & SHIRLEY L MARKOWITZ	MARY FLEISCHAKER & T P FRIDGEN

ALLEN R MAJOR	SCOTT CURRENT

WILLIAM A & ADRIANNE S LOWETH	DON & BARBRA DENMAN

JOHN J NANIA	JAMES & RENE BRONTOLI

JEFFREY M LEE REVOCABLE TRUST	GEORGE & OLENKA N COOLEY

NILS C KONIKSON	ELLYN W & PAUL A FOLTZ

WILFRED R CASTRO REV LIV TRUST	PAUL STATLER

JAMES MICHAEL FARRAR	JOSEPH & MARY-MARGARET KIM

THE DALLIN LARSEN TRUST	DANIEL E CARR

LINDA DIANE MATHURAN FAM TRUST	LAWSON R & KRISTEN CARTER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

STEVEN & MELANIE KENNEDY	GREGORY & FRANCISCA SCHELL

THOMAS G LONG	RONALD E & NANCY PURCELL

DANIEL & HALEH BANAYAN	CARL W NORTHROP

DONALD KELLEY LIVING TRUST	JAMES R JACKSON

LYNWOOD M & JUDITH S DRISKILL	J WILLIAM & PRISCILLA BOWMAN

ANDREW J & CARMEL F LUCIBELLO	BARBARA A & STEVE O JUSTMAN

PARVEZ & FARAH SULTAN	JUDITH R SIDES

RICHARD & MARY GLENDENING	CHENG SHENG LEE & FEI HU

LARRY D & LISA FRIEDMAN BOYD	RANDAL Y & PATRICIA HASHIMOTO

GARY FORD & LISA TAVERNA	EDWARD & FLORENCE IIDA TRUST

MEHDI ROUSTAYI TRUST	MARLYN S BURNS

GLENN & GLADYS RIMBEY	LOIS MONDT TRUST

ROBERT T BROWN	WILLIAM & PATRICIA KAHLENBERG

GREG & BONNIE HEMBROCK	RICHARD JENSEN TRUST

HARRY R JR & JANET IRWIN TRUST	BRADLEY BILICKI

LAWRENCE R & BARBARA L P ALLEN	JANE FISHMAN

GARY R SCHERBER	FRANCIS G O’CONNOR

JAMES K SUTTER	STEPHEN L WYARD

TERRY R BEALE	MARK LANDVIK

RORY A M DELANEY	JAMES POLIQUIN

TIMOTHY P REARDEN	WENDY REINER

SCOTT JACKSON	ROBERT & LINDA Z ARMES

D’AGOSTINO REVOCABLE TRUST	CATHERINE M GRAHAM

NOBLE J & JOAN WILEY LIV TRUST	LESLIE JAY KATZ

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

JEAN N OXENFORD	EILEEN F MCGARVEY REV TRUST

MICHAEL A SWINKELS	JAMES & CINDY WALTER

JOHN & SHAREL DYER	THEODORE WERNER

TOBY ALFRED & KENNETH ALFRED	DONALD MEYER & LINDA LONGFRITZ

MATTHEW & ANDREA PITZEL	BRUENING FAMILY TRUST

PETER L & TERESA M PERKINS	WILLIAM & PATRICIA KNESS

DALE R HANSON REV LIV TRUST	DR SHOW-CHU & SHIRLEY M E WONG

FRANKLIN & MOLLY HOMER	BRET VANLEEUWEN

MARILYN J QUAMME REV TRUST	JOHN H & HOLLY RANKIN

PETRICH FAMILY REV TRUST	PRUDENCE A CONLEY REV TRUST

SLAUGHTER FAMILY TRUST	ELMER Y TAKEUCHI

BOBBY L HURD REV TRUST OF 2008	RUDOLPH L CHENETTE

ROGER H & JANICE M STEINER	ROBERT D BOONE II

CHARLES J & KATHLEEN K NEIR	HUGH WILLIAMS / SARA JEROME

JAMES A CARTER FAMILY TRUST A	GARY & LORA BERGER

PAUL S & SHIRLEY G NOLAN	DANIEL C BATTISTONI

LYNN R SMITH	STEVEN R & SHARON H MCCRUM

JAMES WALLACE & PEGGY R KELLY	LLOYD W & JANE ROTTON

GORDON H & JAYME V CRAFTS	JOSEPH S & EILEEN K WOO

WILLIAM C WILSON LIV TRUST AGM	RICHARD J WANGLER REV TRUST

PHILIP HORABIK	CHRISTOPHER G & KAREN PROHASKA

DAVID J & MARCY G FISH	DIANE E LEAKE

R A MIDDLEBERG & D M HERSHOCK	MICHAEL D & MAUREEN SUTHERLIN

WALTER K NAGASAKO	JERRY & JOYCE A MARTIN

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

PIRKLE FAMILY TRUST	JACK FLANNERY

ROGER C BROSSMER	GARY MCGRAIME & MARY E LAVIN

ANN E ZELLMER	STERDA LTD

MICHAEL P IRISH	JACK A & BETTY C BACSKAY

BILLY J & LOVE JOY WELLS RLT	JOHN SUNDBERG

S E & H J HERMAN REV JNT TRUST	VINCENT J DEANGELIS

MELVIN S & ELIZABETH F TANITA	LYNN M SWEETING

JAY W KELLEY	HARRIETT HAAG

ROBERT W & JOANNE B ATWOOD	JOSEPH J & DIANE ZAPUTIL

RONALD & LYNDA HONBERG	LEONARD PARTNERS LTD

PETER A & TERESA L VONRUDEN	STEVEN R & DEANNA CARAWAY

WILLIAM D FRIEND REV LIV TRUST	JUDITH A MOGELNICKI REV TRUST

LANDIS FAMILY TRUST	MEREDITH A NEIZER

DAVID WINKLER	ROBERT & SUZANNE HAMILTON

ANTHONY JR & MARGARET BASILE	CYNTHIA DIETRICH LIV TRUST

ANNE G RANDALL	ROSS MURAKAWI

ALAN J GROEDEL	STANLEY T NAKAMURA REV TRUST

NICHOLAS BRET DEBENEDICTIS	STEVE & STACY CHOJNACKI

EVELYN E COLLIS	JANET A MCCABE

ROBERT E & PATRICIA T DRYDEN	DEBRA A GREENWOOD

CHRIS E BEALE	DR RICHARD G LUCAS JR

GLORIA B STARKMAN	KATHY A FRASER

GUY P BOPP REV LIVING TRUST	DENNIS & LINDA MARTON

GARY & JERIE SCHWARTZ	BRUCE & PATRICIA DANBOM

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

THOMAS L RUCH LIVING TRUST	RAY E & DEBORAH T HALL

NANCY B BROWN	BILLY R POE

PAUL E PLAYER	COLIN DROZDOWSKI

JOHN J & DOREEN L GRIFFITH	DARRYLE L & DAWN M OWENS

ROBERT HODAPP & E M DYKENS	MICHAEL IRVIN

ROBERT M HEMBERGER	RICHARD COLLINS

ROBERT A PATTERSON	MICHAEL J THALER

PAUL HUDAK	DANIEL & ROBIN FIORE

PRAG LIVING TRUST	KATHLEEN ISDITH & R V ANDERSON

MARK & RITA RAMSEY	KATERINA V NEWMAN

HASHIM M YAR & MARIA Y WOLOSON	WILLIAM J KASPER

MICHAEL P & MADONNNA B ROTH	JAMES & LESLIE SINNING

MICHAEL SILVERMAN	ARLO E DEARBORN REV TRUST

KENT & BARBARA SUMMERS	DAVID E & GINA M PELINO

ROGER E & LINDA RAE ARNDT	JACQUELYN K & ROBERT L JEWELL

BARBARA Z & DAVID S MOSS	JAMES F HALE

HAROLD W JACKSON	SCOTT KUMM

LINDA J TAYLOR	LAWRENCE E DOYLE REV TRUST

BARBARA A MELROSE	DAVID R BRALLIER

ERIC & LISA SORENSEN	R G GRIMBALL

CHARLES & CAROL WARNER REV TRS	ROBERT A & LAURA D FLETCHER

KATHLEEN A MALTMAN	JOHN F BALOG TRUST

NINA C CARLSON	MICHAEL J & APRIL R MALKOWSKI

ROBERT N EARHART	RICHARD CHAMPAGNE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

JOHN PLONKEY	DOROTHY J PARKER REV TRUST

PAUL F SEGER	TPK HOLDINGS LLC

SHARON P LANGE	DAVID B SYBRANT

MARGARET M & KENNETH KLESPIES	HAROLD DOUGLAS SCHULER LIV TRS

BILL OPINCAR	RICHARD J BILSTEIN

DAVID E OPEL	ANGELA CASS-PROST

JOHN W ALDEN	FRANK M WILLIAMS

TOMOHIRO YAMASHITA	ELDONNA R BRIDGES TRUST

JOHN A & ELIZABETH ENGELHARDT	JASON & SETSUKO TAMURA

GARY W PARKER	TRACIE W WRIGHT 2001 REV TRUST

JOYCE M SCHORK FAMILY TRUST	BRIAN TREMAINE

MICHAEL A HARDER	RONALD E DAGLEY

W G TREY WING III	MADELYN HAINES TRUST

GLYNN D & ANITA S NANCE	ROBERTO AUFFANT

DOUGLAS P HUTCHESON	JEREMY & ANGELA ARMAGOST

GENEVIEVE LAIGO TSTMTRY TRUST	JOHN & JANET GRIFFIN

MARK G HEITKAMP	WAYNE J & PAULETTE ROBICHEAUX

DANNY E MATHIS	MARY BESS TOWNSEND

RICHARD I & WENDY C TODD	MATTHEW J & JILL K KEATING

LYNNE A ALBEE REVOCABLE TRUST	NASLUND REVOCABLE TRUST

JAMES E ANDERSON	WILLIAM MISKO

GREGORY W & LOUISE OVERBEY	STEVEN L ANSON

NICOLAI FAMILY TRUST	SUSAN TEMPLETON REV LIV TRUST

DAVIDOVICH FAMILY TRUST	JANE A HARMS REV TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

HEBBLETHWAITE LIVING TRUST	BRUCE A & PATRICIA A MICKLE

OTTO & JOANNE HAVELKA TRUST	RONALD A SACHER

WANDA FAYE BENNETT TRUST	DAVID A HEWITT

GREGORY B TAYLOR	RENEE L MILLER

KEITH & JACQUELINE CORBIN	KAREN L SPETMAN

MITCHELL E STASHOWER	RANDALL E & VELIA L CONGER

FRED C & KAY PRUETT	TOM T & DENISE G KEY

ROBERT G & MARILYN EVANS	FRANK M SR & LAVONNE A GLOVER

PATRICK J PETRILLO	R G SIMMONS & M A PAVLETICH

ROSEMARY K KADLEC TRUST	MARK & LYNN BURKHART

VAL & LAURA DUNN TRUST	WILLIAM R RIEMAN TRUST

BYRON K WEBB	MONTE L & DIANE D BURCHILL

LUCIGUELA E KING-SMITH	JANICE R TERZAKIS

SHARLENE G BRUNS LIVING TRUST	ELEANOR S WOODARD

ROBERT O & DEBORAH FIORENTINI	JAMES F JR & TERESA NEWSOM

SCOTT J MOREY LIVING TRUST	ROBYN F WEINBERG LIV TRUST

LAURA J TEMPLE LIVING TRUST	DANIEL W MURPHY LIV TRUST

PORTER EVETTE	FRANK L & JAYNE O KEBE

WALTER R & KATHLEEN LINDERMAN	ROBERT & LINDA KETELSEN TRUST

TUPPER S BRIGGS LIVING TRUST	PHILIS & ALEXANDER GEORGE

TIMOTHY L & REBECCA L DORAN	THOMAS F JR & ELLEN M R TOLIN

JAMES P MUNKERS	FRANK G SANDMAIR TRUST

RICHARD A GAGNE	THOMAS O & MARGARET M MOLINEUX

JULIE K DOOM	THOMAS H & MARY M TAFT

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

ROBERT W GURNEY	FRANK & MARGARET MINIK

CHARLES & LINDA BORRENPOHL	KEN GEORGE

WILLIAM F YOUNG	FRANK S PALMER REV TRUST

DANIEL D & CATHERINE G MALLIET	MYRON M NAKATA REV TRUST

JARDINE FAMILY LIVING TRUST	ERIC & DONNA HIGUCHI

LYNNETTE MORROW	JAMES & MARY BLASZAK

JACKIE D WOODARD	KARL R CLEMENTS TRUST

STUART W BENJAMIN	RICHARD W & KATHY O BALL

CHARLES E FURR REV LIV TRUST	DARWYN B & CYNTHIA G CRAWFORD

DOROTHY A SORAYAMA REV TRUST	LARRY N C & CAROLYN Y CHU

REED KISHINAMI	DOUGLAS N GERBAZ

CAROL J CASTRO REV LIV TRUST	WALTER & DOROTHY KOKOBUN TRUST

FRANK E & RUTH E BALCH	RONALD D & BOK SON HOWLAND

JUDY TOWNLEY	JANET MILLER

IRENE & MANUEL CASTRO	FRANKLIN MALLINDER & S QUISH

JEREMY & MELANIE HJELM	RICHARD W JR & RITA KIMBELL

DIXON INVESTMENTS LTD	JKB INVESTMENT LLC

SUSAN M HALLORAN	KENTON C ENSOR

LYNDA E & LEWIS W ZYTKOVICZ	BRIAN D & DEBRA M KOMA

JEAN R GUEZ	CAROL FRANK

J HILDEBRANDT & S LAMPKIN	DAVID & JOANNE YANDELL

DAVID L & SHERRI A JONES	JAMES D & DEBRA L ZYLSTRA

BILL J & DIANNE F DULIN	GAIL ENTRINGER

KENNETH A & SAMMIE BLADES	SCOTT & ANY CURRIER-PETERS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

A NEIL & DIANE L CORMICAN	CHRISTOPHER J FAKULT

OLETA SCHEER-PETERS TRUST	MICHAEL R MESSICK TRUST

SCOTT & GWENDOLYN EWING	JANICE LAI

JOHN & JOLEEN VATCHER TRUST	THOMAS J MATHEWS

GILBERT B & CHERYL A LOOMIS	BRIAN WILSON

CLIFFORD S & DEBBIE S DOMPIER	DR WILLIAM & ELAINE MESTREZAT

PAUL C CARROL FAMILY TRUST	ROBERT J JR & SHARON W KELLIS

CALVIN K WANG-TRUSTEE	ROBERT MANSKER REV LIV TRUST

CECIL G & BARBARA B FUQUA	ROGER B JOHNSON JR

MARILYN DEWITT	ANDREW H WALKER

JOYCE M WYNIA	PETER A & SUSAN I BOLING

MICHELLE ROCK	ELSA WOOD

D A POLLOM LLC	MICHAEL E & APRIL D GRUVER

CHARLES J & ANN E SPOHN	E DIXON CONN III

WANDA FRANCES VERNER	MARTIN C LENSING

MOSLEY LIVING TRUST	JACK M III & DIANA K GALE

GAIL ESHENBAUGH	CHARLES A & MARY S PROBASCO

WILLIAM D & MARGARET M GORE	NICK G COVELLI

STACY A & DIANNE K BEAUCHAMP	JOSEPH F SCHULTE

MICHAEL J & ANNE L ZOELLICK	HOWARD W & BEVERLY A SPIES

EDDIE G & MONICA A CLEMENT	JOHN A RHODES

RODNEY D & NANCY K FLEER	CURTIS & SHARON OKI

WILLIAM ZINKE & BROOKE ACKERLY	MICHAEL H LUM REV LIV TRUST

JORDAN FAMLY TRUST	CHRIS D & ANDREA SMITH

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

POWHATAN & BEVERLY CARTER TRST	WALTER & KAY NIELSEN

PATRICIA M RAHN LIV TRUST	ROBERT F & MARTHA C BARNES

BRADLEY W & SUSAN M BARTEL	THOMAS W BODENSTEINER

DENNIS & KIMBERLY KNOUSE	MARK E & SALLY J REVERE

MAUREEN JOE	JUDITH P HAVRILKA

KENT L GANSEBOM	MARK S HOMER

ROBERT W RIEMAN TRUST	DAVID & MARCIE DEMCHUK

MARK S BRASHEAR TRUST	GARY & SHARON SOBOLEWSKI

TYLER & BREA WAYMENT TRUST	MICHAEL & JANICE O’NEAL

CHARLES B & DEBORAH C MONCURE	KAY CHAFIN

JING YANG TAO	ROBERT SENF REV LIV TRUST

RODNEY S & JOANNE CREVOISERAT	MARY K MOLNAR

GENE E LAND	JANE J KINSLINGER TRUST

TESS NIEBERDING REV TRUST	CLAUDE B FORSHIER

FRED ANDRES	EMIL SIPKA

LORI LITTLE	VIRGINIA & MARVIN SATTERFIELD

DANA SEXTON	FAITH HANSBROUGH

DOUGLAS H MOREY TRUST	ELSIE DOSS

MONAMIE GHATAK	CHARLES DOSS

DR CARLOS A OMPHROY MD	BARRY F BARNHILL

GEORGE P & DIANE M SANDLIN	JOHN T & LAURA J S CARNEY

DEAN K TAKAMINE	ROBERT L HALEY TRUST

RICHARD A & DIANE M HALL	MARK A & JULIA MYERS

AMY S BRASWELL	WAYNE SERIE REV LIVING TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 10-A, L.P.

LIST OF GENERAL PARTNERS

RICHARD G FARLAND	CAROL L DARLAND REV TRUST

SHOBE FAMILY TRUST	CAROL B GRANT

GREG WIEHLE	GARY E & LINDA L ROUNDING

ROBERT S DENMAN REV TRUST	BARBARA B RONEY TRUST

KEES FAMILY REV LIVING TRUST	ERWIN & JAN WEICHEL

J BERT BOUY